Exhibit 99.1

Peoples Financial Services Corp. Q2 2025 Investor Presentation August 2025

This presentation (this “Presentation”) has been prepared solely for general informational purposes by Peoples Financial Services Corp. (the “Company,” the “holding company,” “we” or “our”), a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and 100% owner of Peoples Security Bank and Trust Company (the "Bank"), a Pennsylvania state-chartered bank. No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company, any of its affiliates nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral information or communications transmitted or made available to the recipient by the Company or its affiliates or any other person in the course of the recipient’s evaluation of the Company. This Presentation may contain statistics and other data that in some cases has been obtained or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information. The Company is not making any implied or express representation or warranty as to the accuracy or completeness of such information or of the information summarized herein. The Company expressly disclaims any and all liability which may be based on such information, errors therein or omissions therefrom. In addition to financial measures presented in accordance with U.S. generally accepted accounting principles (“GAAP”), this Presentation contains certain non-GAAP financial measures, including, without limitation, tangible common equity (“TCE”), tangible assets (“TA”), tangible book value per share (“TBVPS”), and return on average tangible common equity (“ROATCE”). These non-GAAP financial measures are not intended to be considered in isolation and should be considered only as supplemental to, and not as a substitute for or superior to, financial measures prepared in accordance with GAAP. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to risks and uncertainties. These statements are based on assumptions and may describe future plans, strategies and expectations of Peoples Financial Services Corp. and its subsidiaries that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project” or similar expressions. All statements in this report, other than statements of historical facts, are forward-looking statements. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Important factors that could cause our actual results to differ materially from those in the forward-looking statements include, but are not limited to: macroeconomic trends, including interest rates and inflation and their effect on our investment values; the effects of any recession in the United States; the impact on financial markets from geopolitical conflict, including from wars, military conflict or trade policies, including tariffs, or retaliatory tariffs, tariff counter-measures, or the threat of such actions; impairment charges relating to our investment portfolio; credit risks in connection with our lending activities; the economic health of our market area; our exposure to commercial and industrial, construction, commercial real estate, and equipment finance loans; our ability to maintain an adequate allowance for credit losses; access to liquidity; the strength of our customer deposit levels; unrealized losses; reliance on our subsidiaries; accounting procedures, policies and requirements; changes in the value of goodwill; future pension plan costs; our ability to retain key personnel; the strength of our disclosure controls and procedures; environmental liabilities; reliance on third-party vendors and service providers; competition from non-bank entities; the development and us of AI in business processes, services, and products; our ability to prevent, detect and respond to cybersecurity threats and incidents; a failure of information technology, whether due to a breach, cybersecurity incident, or ability to keep pace with growth and developments; our ability to comply with privacy and data protection requirements; changes in U.S. or regional economic conditions; our ability to compete effectively in our industry; the soundness of other financial institutions; adverse changes (or the threat of such changes) in laws and regulations; fiscal and monetary policies of the federal government and its agencies; a failure to meet minimum capital requirements; our ability to realize the anticipated benefits of the FNCB merger; future acquisitions or a change in control. Additional factors that may affect our results are discussed in Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2024, in Part II, Item 1A of this report, and in reports we file with the Securities and Exchange Commission from time to time. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Except as required by applicable law or regulation, we do not undertake, and specifically disclaim any obligation, to release publicly the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of the statements or to reflect the occurrence of anticipated or unanticipated events. Disclaimer 2

Q2 2025 Results Note: Consolidated (GAAP) financial data as June 30, 2025 (1) ROATCE, net interest margin (FTE), efficiency ratio, TCE / TA, and TBVPS are non-GAAP financial measures; please see pages 24 and 25 for a reconciliation 3 Operating Results • Net income of $17 million, or $1.68 per diluted share for the three months ended June 30, 2025 • ROAA of 1.36%, ROATCE (1) of 17.7%, net interest margin (FTE) (1) of 3.69%, and efficiency ratio (1) of 53.9% • The Company completed its merger with FNCB on July 1, 2024, providing increased scale, diversified earnings, and improved liquidity position • Q2 2025 results reflect execution on merger initiatives including realization of cost savings and purchase accounting accretion Deposits • Total deposits of $4.3 billion • Total cost of deposits of 1.91% • Non-maturity deposits of $3.6 billion, or 83.3% of total deposits • Noninterest bearing deposits of $899.6 million, or 20.9% of total deposits Loans • Loans of $4.0 billion • Loans to total assets of 78.3% • Q2 2025 loan yields (FTE) increased 15 bps QoQ to 6.07% • Loan / deposit ratio of 93.2% Asset Quality • Nonperforming assets to total assets of 0.34% • Nonperforming loans to total loans of 0.44% • Net charge-offs of $0.8 million in the first six months; annualized percentage of 0.04% • ACL of $40.9 million, or 1.02% of loans HFI Capital & Liquidity • Tangible common equity to tangible assets increased 11 bps to 7.74% (1) • Tangible book value per share increased $1.40 QoQ to $38.75 (1) • Total available liquidity of $2.3 billion at June 30, 2025, including ample cash and securities position of $669 million • The Company completed a private placement of $85.0 million of subordinated notes to bolster capital ratios • The Company redeemed $33.0 million of subordinated notes due in June 2030

Peoples Financial Services Corp. (NASDAQ: PFIS)

Peoples Security BANK & TRUST

($ in billions, except per share data)

BALANCE SHEET	2021	2022	2023	2024	2024 Q2	2025 Q1	2025 Q2
Assets	$3.37	$3.55	$3.74	$5.09	$3.62	$5.00	$5.11
Net Loans	$2.30	$2.70	$2.83	$3.95	$2.85	$3.95	$3.96
Deposits	$2.96	$3.05	$3.28	$4.41	$3.06	$4.32	$4.29
NPAs / Assets (%)	0.15	0.10	0.11	0.46	0.23	0.47	0.34
ACL / Loans HFI (%)	1.22	1.01	0.77	1.05	0.81	1.03	1.02
TCE / TA (%) (1)	8.36	7.22	7.53	7.20	7.81	7.63	7.74
Risk-Based Capital Ratio (%)	13.56	12.13	14.16	12.34	14.02	12.74	14.29

FINANCIAL PERFORMANCE	2021	2022	2023	2024	2024 Q2	2025 Q1	2025 Q2
ROAA (%)	1.41	1.12	0.74	0.19	0.36	1.22	1.36
ROAE (%)	13.34	11.87	8.32	2.07	3.86	12.53	13.87
Cost of Deposits (%)	0.27	0.42	1.82	2.29	2.32	1.93	1.91
Net Interest Margin (FTE) (%) (1)	2.99	3.02	2.54	2.84	2.28	3.47	3.69
Efficiency Ratio (%) (1)	54.7	55.9	64.1	63.8	74.5	55.8	53.9
Diluted Earnings Per Share	$6.02	$5.28	$3.83	$0.99	$0.46	$1.49	$1.68
TBV Per Share (1)	$38.54	$35.19	$39.35	$35.88	$39.31	$37.35	$38.75

- **1905** – The First National Bank of Hallstead is founded
- **2013** – PFIS acquires Penseco Financial Services Corp.
- **2014** – Launches growth strategy expanding into the Greater Lehigh Valley and Philadelphia MSA
- **2014** – PFIS begins trading on NASDAQ exchange (uplisted from OTC)
- **2017** – Regional HQ in Lehigh Valley established (3rd fastest growing MSA in PA)
- **2021** – Opened Pittsburgh, PA and Piscataway, NJ branches
- **2024** – PFIS acquires FNCB Bancorp, Inc.
- **2025** – $5.0B bank with operations in PA, NY, & NJ

Note: Consolidated (GAAP) financial data as June 30, 2025
(1) TCE / TA, net interest margin (FTE), efficiency ratio, and tangible book value per share are non-GAAP financial measures; please see pages 24 and 25 for a reconciliation

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5 Branch Footprint and Deposit Market Share Top 10 Pennsylvania Community Banks # Company Assets ($B) 1 S&T Bancorp, Inc. $9.80 2 Univest Financial Corporation $7.91 3 Mid Penn Bancorp, Inc. $6.34 4 CNB Financial Corporation $6.30 5 Orrstown Financial Services, Inc. $5.39 6 Semperverde Holding Co $5.20 7 Peoples Financial Services Corp. $5.10 8 Penn Community Mutual Holdings Inc $3.00 9 Citizens Financial Services, Inc. $2.96 10 NexTier Incorporated $2.82 Branch Footprint #2 in Scranton MSA Deposit Market Share and #7 Largest Pennsylvania Community Bank(1) ScrantonꟷWilkes-Barre, PA MSADeposit Market Share # Company Deposits ($B) Market Share (%) 1 The PNC Finl Svcs Grp $3.55 22.3 2 Peoples Financial Services Corp. $2.57 16.1 3 Fidelity D & D Bancorp Inc. $1.64 10.3 4 M&T Bank Corp. $1.45 9.1 5 Cmnty Finl System Inc $1.31 8.2 6 Wells Fargo & Co. $1.14 7.1 7 NBT Bancorp Inc. $0.72 4.5 8 F.N.B. Corp. $0.68 4.3 9 Citizens Financial Group Inc. $0.61 3.8 10 Penns Woods Bancorp Inc. $0.54 3.4 New Branch Location Note: Bank-level financial data as of June 30, 2025; branch-level deposit data as of June 30, 2024 (1) Banks with total assets less than $10.0B, total assets shown at bank-level

Principal Markets Overview

Peoples Security BANK & TRUST

Scranton – Wilkes-Barre, PA (MSA)

- Population of **~572k** people; the Scranton—Wilkes-Barre, PA MSA includes **23** PFIS branches
- **~16% market share**; accounts for **~57%** of PFIS's deposit franchise
- Main businesses include manufacturing, distribution, and back-office centers (1)
- Ideal location in Boston-Washington metro corridor (1)

Susquehanna, PA (County)

- Population of **~38k** people; Susquehanna County includes **4** PFIS branches
- **~65% market share**; accounts for **~27%** of PFIS's deposit franchise
- The largest employers are education, healthcare, government, oil & gas, and recreation(2)

Allentown-Bethlehem-Easton, PA-NJ (MSA)

- Population of **~879k** people; the Allentown-Bethlehem-Easton, PA-NJ MSA includes **3** PFIS branches
- **~1.4% market share**; accounts for **~6.8%** of PFIS's deposit franchise
- Top industries include healthcare, warehousing, manufacturing, and education (2,3)
- The Lehigh Valley ranked as one of the **U.S. hotspots for business attraction and expansion** in 2024, placing third in the country for regions its size (3)

Principal Market Employers

Prudential

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Dependable People. Exceptional Logistics.

GENERAL DYNAMICS

LOCKHEED MARTIN

THE UNIVERSITY OF SCRANTON
A JESUIT UNIVERSITY

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LEHIGH UNIVERSITY

Source: S&P Capital IQ Pro unless otherwise indicated; branch-level deposit data as of June 30, 2024
(1) ScrantonPlan.com // (2) PA.gov // (3) LehighValley.org

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Experienced Management Team Note: Years at Bank includes time spent at companies acquired by PFIS 7 Gerard A. Champi – Chief Executive Officer Years in Banking: 42 | Years at Bank: 34 Gerard A. Champi, was appointed Chief Executive Officer the Company and the Bank effective January 1, 2025, age 64. Mr. Champi had been with FNCB Bank since 1991 and served in various leadership roles in the Retail, Commercial Sales, and Executive Divisions. Thomas P. Tulaney – President Years in Banking: 41 | Years at Bank: 14 Thomas P. Tulaney was appointed to President of the Company and the Bank effective January 1, 2025, age 65. In December 2018, he assumed oversight of the Bank’s Wealth Management Division. He joined Penn Security Bank and Trust Company in April 2011 as Executive Vice President and Deputy Chief Lending Officer. James M. Bone, Jr., CPA – EVP & Chief Financial Officer Years in Banking: 39 | Years at Bank: 39 James M. Bone, Jr., CPA, EVP and CFO, of the Company and the Bank, age 63. Mr. Bone was appointed to his current position as of March 31, 2025. Prior to his appointment, Mr. Bone served as EVP and Chief Operations Officer of the Company and the Bank, a position he held since the consummation of the FNCB merger on July 1, 2024. From September 2012 until the merger, he served as EVP and Chief Financial Officer/Treasurer of FNCB Bancorp., Inc. and its banking subsidiary, FNCB Bank. John R. Anderson III – EVP & Chief Operating Officer Years in Banking: 35 | Years at Bank: 35 John R. Anderson III, EVP and COO, of the Company and the Bank, age 58. Mr. Anderson was appointed to his current position as of March 31, 2025. Prior to his appointment, Mr. Anderson served as EVP and CFO from March 2018, after serving as the SVP and Interim Principal Financial and Accounting Officer since April 2016. Prior to that he was VP/Planning and Statistical Analyst, of Penn Security Bank and Trust Company since May 2011. Timothy H. Kirtley – EVP and Chief Risk Officer Years in Banking: 33 | Years at Bank: 9 Timothy H. Kirtley, Executive Vice President, Chief Risk Officer of the Company and the Bank, and Corporate Secretary, age 55. Mr. Kirtley was appointed to his current position in April 2020, and served as Executive Vice President and Chief Credit Officer from July 2016 until April 2020.

Experienced Management Team Note: Years at Bank includes time spent at companies acquired by PFIS 8 Jeffrey A. Drobins – EVP & Chief Lending Officer Years in Banking: 18 | Years at Bank: 11 Jeffrey A. Drobins, Executive Vice President and Chief Lending Officer of the Company and the Bank, age 40. Mr. Drobins was appointed to his current position in October 2022, after serving as the Senior Vice President and Lehigh Valley Market President since April 2016. Prior to that he was Vice President and Commercial Relationship Manager since September 2014. Susan L. Hubble – EVP and Chief Information Officer Years in Banking: 25 | Years at Bank: 25 Susan L. Hubble, Executive Vice President, Chief Information Officer of the Company and the Bank, age 69. Ms. Hubble was appointed to her current position in December 2019. Prior to that, she was Senior Vice President, Senior Information Technology Officer, since April 2019. Prior to that, she was Vice President, Information Technology Officer since July 2014. Mary G. Cummings, Esquire – EVP and General Counsel Years in Banking: 13 | Years at Bank: 13 Mary Griffin Cummings, Esquire, was appointed to Executive Vice President and General Counsel of the Company and the Bank effective July 1, 2024, age 62. From April 2018 until the FNCB merger, Ms. Cummings served as EVP and General Counsel of FNCB Bancorp, Inc. and FNCB Bank. Neal D. Koplin – Senior EVP and Chief Banking Officer Years in Banking: 43 | Years at Bank: 11 Neal D. Koplin, Senior Executive Vice President and Chief Banking Officer of the Company and the Bank, age 64. Mr. Koplin was appointed to his current position in December 2019. Prior to that, he was Executive Vice President and Lehigh Valley Division Head since August 2014. Stephanie A. Westington, CPA – SVP and Chief Accounting Officer Years in Banking: 35 | Years at Bank: 13 Stephanie A. Westington, CPA, SVP and Chief Accounting Officer of the Company and the Bank, age 59. Ms. Westington was appointed to her current position in April 2025. Ms. Westington previously served as SVP and Chief Profitability Officer of the Company and the Bank, a position she held since the consummation of the FNCB merger on July 1, 2024. From April 2022 until the merger, she served as SVP and Chief Accounting Officer of FNCB Bancorp, Inc. and its subsidiary, FNCB Bank. Prior to that, she was SVP and Controller since July 2012. Amy E. Vieney – SVP and Chief Human Resource Officer Years in Banking: 3 | Years at Bank: 3 Amy E. Vieney, Senior Vice President and Chief Human Resource Officer of the Company and the Bank, age 50. Ms. Vieney joined Peoples in her current position in June 2022. From December 2017 through June 2022, she served as Senior Director, Human Resources at St. Luke’s University Health Network, headquartered in Bethlehem, Pennsylvania.

Strong Balance Sheet Growth Note: Consolidated (GAAP) financial data as of June 30, 2025 9 $2,963 $3,047 $3,279 $4,408 $4,287 – $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2021 2022 2023 2024 2025Q2 $2,301 $2,703 $2,828 $3,952 $3,957 – $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2021 2022 2023 2024 2025Q2 $340 $315 $340 $469 $494 – $100 $200 $300 $400 $500 $600 2021 2022 2023 2024 2025Q2 $3,369 $3,554 $3,742 $5,092 $5,108 – $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2021 2022 2023 2024 2025Q2 ($ in millions) ($ in millions) ($ in millions) ($ in millions) Total Assets Total Net Loans Total Deposits Total Equity

Non Owner Occ. CRE, 20.9% 1-4 Family, 19.1% Commercial & Industrial, 17.6% Owner Occ. CRE, 14.1% Multifam, 10.4% Other (2), 10.3% Constr & Land Dev, 7.3% Farm, 0.3% Gross Loan Balance % of Consl. TRBC 1-4 Family Residential $776,524 140% Non-Owner Occupied CRE 854,028 154% Owner Occupied CRE 584,220 105% Commercial & Industrial 716,480 129% Construction & Land Development 248,270 45% Multifamily 401,565 72% Consumer 117,300 21% Farm Loans 11,144 2% Ag Prod - - Other Loans(2) 288,542 52% Total Gross Loans $3,998,073 Total Investment CRE (3) $1,503,863 271% $2,301 $2,703 $2,828 $3,952 $3,957 – $1,000 $2,000 $3,000 $4,000 2021 2022 2023 2024 2025Q2 Loan Portfolio Growth & Diversification Note: Consolidated (GAAP) financial data as of June 30, 2025 (1) Bank-level loan financial data as reported in the call report // (2) Other includes leases, state and political loans, consumer loans, and other // (3) Total Investment CRE includes Non-Owner-Occupied CRE, Construction & Land Development, and Multifamily loan balances 10 (1) ($ in millions) Total Net Loans 6/30/25 Loan Composition(1) 6/30/25 Loan Concentration(1) ($ in thousands)

Historical Bank Loan Composition & Yields

Peoples Security BANK & TRUST

Peoples Security Bank and Trust Company Loan Composition Since 2021

	2021		2022		2023		2024		2025Q2	
Gross Loan Composition	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**	**Balance**	**% of Total**
Construction	$178,560	7.7%	$272,103	10.0%	$256,088	9.0%	$278,233	7.0%	$248,270	6.2%
1-4 Family	420,769	18.1%	478,295	17.5%	509,551	17.9%	757,774	19.0%	776,524	19.4%
Multifamily	189,403	8.1%	232,477	8.5%	273,076	9.6%	407,917	10.2%	401,565	10.0%
Comm RE (Non Farm/Res)	904,175	38.8%	1,079,410	39.5%	1,112,863	39.0%	1,426,105	35.7%	1,438,248	36.0%
C&I	353,341	15.2%	354,657	13.0%	373,211	13.1%	698,433	17.5%	716,480	17.9%
Farm RE	15,467	0.7%	11,513	0.4%	11,769	0.4%	10,150	0.3%	11,144	0.3%
Agricultural	9	0.0%	5	0.0%	1	0.0%	0	0.0%	0	0.0%
Consumer	73,353	3.1%	83,090	3.0%	81,854	2.9%	132,105	3.3%	117,300	2.9%
Leases	0	0.0%	0	0.0%	0	0.0%	10,711	0.3%	10,312	0.3%
Other	194,504	8.3%	218,566	8.0%	231,734	8.1%	272,077	6.8%	278,230	7.0%
Total Gross Loans	**$2,329,581**	**100.0%**	**$2,730,116**	**100.0%**	**$2,850,147**	**100.0%**	**$3,993,505**	**100.0%**	**$3,998,073**	**100.0%**
Yield on 1-4 Family Loans	*4.16%*		*3.03%*		*3.11%*		*4.18%*		*4.04%*	
Yield on All Other RE Loans	*3.97%*		*4.30%*		*5.28%*		*5.99%*		*5.82%*	
Yield on C&I Loans	*3.63%*		*5.02%*		*6.07%*		*8.33%*		*9.06%*	
Yield on Loans and Leases	***3.89%***		***3.99%***		***4.76%***		***5.56%***		***6.22%***	
Yield on Earning Assets	*3.26%*		*3.42%*		*4.26%*		*5.99%*		*5.77%*	

Note: Bank-level financial data as of June 30, 2025, 2024-year yields use the average of the quarterly average balance for the denominator

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CRE Portfolio Detailed Breakdown by Asset Type

Peoples Security BANK & TRUST

Non-Owner Occupied CRE Portfolio Composition at June 30, 2025

($ in thousands)	Non-Owner Occupied			
Loan Category	Number of Loans	Average Loan Size	Loan Balance	Wtd Average Interest Rate
Multifamily (5+ Units)	315	$ 1,596	$ 502,786	5.15%
Office	147	$ 1,369	$ 201,185	4.82%
Retail – Unanchored	161	$ 1,188	$ 191,341	5.02%
Retail – Anchored	50	$ 2,577	$ 128,829	4.64%
Industrial / Warehouse	70	$ 1,379	$ 96,536	4.69%
Healthcare	26	$ 2,978	$ 77,431	5.52%
Hospitality (Hotel / Motel)	30	$ 1,731	$ 51,920	5.81%
Medical Office Building	19	$ 2,622	$ 49,825	4.03%
Self-storage / Mini-warehouse	17	$ 1,935	$ 32,894	5.42%
Other	62	$ 513	$ 31,814	6.29%
Land – Unimproved	112	$ 244	$ 27,374	7.15%
Gas Station / Convenience Store	25	$ 903	$ 22,572	5.30%
Restaurant / Bar	27	$ 774	$ 20,910	5.89%
Land Acquisition & Development - Commercial	43	$ 378	$ 16,274	7.27%
Land Acquisition & Development - Residential	65	$ 223	$ 14,481	6.80%
School / Campus Real Estate	9	$ 1,161	$ 10,451	5.37%
1-4 Family Residential (For Sale Construction)	10	$ 896	$ 8,965	7.33%
Mobile Home Park	7	$ 1,120	$ 7,841	6.14%
1-4 Family Residential – Rental Property	11	$ 568	$ 6,250	6.83%
1-4 Family Residential (Primary / Secondary Residence)	17	$ 321	$ 5,457	5.84%
Recreational	6	$ 413	$ 2,477	7.78%
Student Housing	6	$ 279	$ 1,673	3.83%
Unassigned	11	$ 72	$ 787	7.71%
Farmland	1	$ 132	$ 132	6.85%
Dealership	1	$ 78	$ 78	8.50%
Parking Lot	1	$ 60	$ 60	4.25%
Total CRE loans, gross	**1,249**	**$ 1,209**	**$ 1,510,343**	**5.17%**

Note: Bank-level financial data as of June 30, 2025

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Note: Bank-level financial data as of June 30, 2025 13 ($ in thousands) Owner Occupied Loan Category Number of Loans Average Loan Size Loan Balance Wtd Average Interest Rate Industrial / Warehouse 241 $ 716 $ 172,466 5.45% Office 223 $ 391 $ 87,190 5.83% Other 136 $ 503 $ 68,352 5.50% Recreational 55 $ 1,023 $ 56,265 7.21% Retail – Unanchored 100 $ 446 $ 44,594 5.38% School / Campus Real Estate 21 $ 1,902 $ 39,935 3.85% Gas Station / Convenience Store 40 $ 868 $ 34,730 4.57% Restaurant / Bar 69 $ 305 $ 21,015 6.42% Medical Office Building 24 $ 740 $ 17,757 5.35% Dealership 17 $ 825 $ 14,031 5.48% Healthcare 12 $ 676 $ 8,112 7.25% Retail – Anchored 3 $ 2,085 $ 6,256 4.93% Unassigned 42 $ 89 $ 3,731 5.77% Parking Lot 4 $ 700 $ 2,800 5.97% Land Acquisition & Development - Commercial 2 $ 456 $ 912 6.22% 1-4 Family Residential – Rental Property 2 $ 202 $ 404 6.67% 1-4 Family Residential (Primary / Secondary Residence) 6 $ 54 $ 325 8.54% Self-storage / Mini-warehouse 1 $ 30 $ 30 5.00% Total CRE loans, gross 998 $ 580 $ 578,906 5.58% CRE Portfolio Detailed Breakdown by Asset Type The Bank primarily underwrites CRE loans with loan-to-value ratios at or below 75% at origination Owner Occupied CRE Portfolio Composition at June 30, 2025

Commercial Real Estate Portfolio Details Note: Bank-level financial data as of June 30, 2025 14 $124 $183 $177 $196 $124 5.91% 8.74% 8.49% 9.39% 5.94% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% $- $50 $100 $150 $200 $250 2025 2026 2027 2028 2029 Balance % of CRE Loans • CRE loans schedule to mature in 2030 and after are $1.3 billion or 62% of the Total CRE Loans $212 $149 $223 $109 $212 10.13% 7.14% 10.66% 5.21% 10.17% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% $- $50 $100 $150 $200 $250 2025 2026 2027 2028 2029+ Balance % of CRE Loans • Fixed Rate CRE loans of $857 million or 41% of the Total CRE Loans • Adjustable Rate CRE loans scheduled to reprice in 2025 are $212 million or 10% of the Total CRE Loans ($ in millions) ($ in millions) CRE Maturity Schedule CRE Repricing Schedule

RMBS, 37.6% Treasury Secs, 25.5% State & Political Subdiv Secs, 24.7% Other Securities, 4.3% CMBS, 4% Structured Financial Products, 2.1% ABS, 1% Govt & Agency Secs, 0.3% Investment Portfolio Composition & Performance Note: Bank-level financial data as of June 30, 2025 (1) Each category percentage is the fair value of the securities divided by the fair value of all securities // (2) ~$504.5mm of fair value available-for-sale securities and ~$75.1mm of carrying value held-to-maturity securities 15 • As of June 30, 2025, the Bank has ~$579.6 million of debt securities(2) • This represents 11.4% of total assets • The securities portfolio primarily consists of U.S. government agency & sponsored agency securities, and state & political subdivision securities • Other securities portfolio information: • Average Life: 4.76 years • Yield on Debt & Equity Securities: 3.24% • Market Value / Book Value: 91.6% Asset Class Breakdown(1) Commentary

C&I - Other, 12% C&I - Equipment Financing, 8% CRE (incl. Multifamily), 65% 1-4 Family Residential, 11% Consumer, 4% Asset Quality Summary Note: Consolidated (GAAP) financial data as of June 30, 2025 16 • Nonperforming loans to total loans: • 0.44% at June 30, 2025 as compared to 0.58% at March 31, 2025 • Allowance for credit losses on loans to nonperforming loans: • 235.14% at June 30, 2025 as compared to as of 178.5% at March 31, 2025 • Allowance for credit losses on loans: • $40.9 million, or 1.02% of total loans, as of June 30, 2025, as compared to $41.1 million, or 1.03% of total loans, at March 31, 2025 ($ in thousands) Nonaccrual Loans with No Related Allowance Nonaccrual Loans with Related Allowance Total Nonaccrual Loans C&I - Other $1,188 $906 $2,094 C&I - Equipment Financing $255 $1,196 $1,451 CRE (incl. Multifamily) $11,261 – $11,261 1-4 Family Residential $1,885 – $1,885 Consumer $699 – $699 TOTAL $15,288 $2,102 $17,390 ($ in thousands) Q2 2025 Q1 2025 Total nonperforming loans $17,390 $23,002 Nonperforming loans to total loans 0.44% 0.58% Total nonperforming assets $17,462 $23,684 Nonperforming assets to total assets 0.34% 0.47% Net charge-offs (net of recoveries) ($75) $922 Net charge-offs to avg. loans (annualized) (0.01%) 0.09% YTD net charge-offs (net of recoveries) $847 $922 YTD net charge-offs to avg. loans (annualized) 0.04% 0.09% Summary Metrics Nonperforming Loans by Type

Relationship-based core deposits Note: Consolidated (GAAP) financial data as of June 30, 2025, Fed Funds Target Rate represents the day-weighted upper bound of the Fed Funds target 17 0% 1% 2% 3% 4% 5% 6% Latest Interest Rate Cycle 44% 49% 54% 51% 44% 49% 49% 19% 18% 17% 17% 13% 11% 12% 19% 20% 20% 22% 24% 21% 23% 19% 13% 10% 10% 19% 18% 17% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2019 2020 2021 2022 2023 2024 2025Q2 Deposit Composition and Total Cost of Deposits Cost of Total Deposits vs. Fed Funds Target Rate

Regulatory Consolidated Capital Ratios Note: Consolidated (GAAP) financial data as of June 30, 2025 18 9.3% 9.2% 9.0% 8.5% 8.0% 8.7% 10.2% 10.9% 12.2% 12.3% 11.1% 12.1% 10.4% 11.1% 15.1% 13.6% 12.1% 14.2% 12.3% 14.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 2020 2021 2022 2023 2024 2025Q2 Leverage Ratio CET1 Ratio Tier 1 Ratio Total RBC Ratio

Non-Interest Income & Expense Note: Consolidated (GAAP) financial data as of June 30, 2025; operating revenue defined as net interest income plus noninterest income (1) 2025Q2 YTD for the annualized six months ended June 30, 2025 19 (1) $1 Billion in AUM under Trust and Wealth Advisors 53.9% Efficiency ratio for Q2 ‘25 $109.9M Deposits per branch 16.54 15.94 13.74 12.64 13.95 13.46 12.58 2019 2020 2021 2022 2023 2024 2025Q2 YTD 1.70 1.45 1.34 1.43 1.42 1.52 1.61 2019 2020 2021 2022 2023 2024 2025Q2 YTD (1) (1) New HQ and Lancaster branch opening second half 2025 Highlights Non-Interest Income / Operating Revenue (%) Net-Operating Expense / Average Assets (%)

Net Interest Income & Net Interest Margin Note: Consolidated (GAAP) financial data as of June 30, 2025; Annualized NII as of June 30, 2025; Cost of funds includes non-interest bearing deposits (1) Net interest margin is a non-GAAP financial measure; please see page 25 for a reconciliation // (2) 2025Q2 YTD for the annualized six months ended June 30, 2025 20 $84,635 $95,749 $86,754 $115,989 $163,490 2.99% 3.02% 2.54% 2.84% 3.60% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% $- $30,000 $60,000 $90,000 $120,000 $150,000 $180,000 2021 2022 2023 2024 2025Q2 YTD NII NIM (FTE)¹ 3.94% 4.04% 4.81% 5.62% 5.99% 1.94% 1.67% 1.77% 2.43% 3.12% 0.35% 0.51% 1.91% 2.40% 2.06% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 2021 2022 2023 2024 2025Q2 YTD Loan Yield Securities Yield Cost of Funds (2) (2) ($ in thousands) Net Interest Income (NII) and Net Interest Margin (NIM) FTE (1) Key Components of NII and NIM

Financial Highlights

Peoples Security BANK & TRUST

Strong balance sheet growth paired with efficient earnings and high-quality assets.

	For the Years Ended:				For the Quarters Ended:				12/31/2021 6/30/2025
	12/31/2021	12/31/2022	12/31/2023	12/31/2024	9/30/2024	12/31/2024	3/31/2025	6/30/2025	CAGR
Balance Sheet									
Total Assets ($000)	3,369,483	3,553,515	3,742,289	5,091,657	5,360,138	5,091,657	4,999,358	5,107,879	12.6%
Total Securities ($000)	588,535	568,882	483,876	606,234	646,367	606,234	591,505	582,812	(0.3%)
Total Net Loans ($000)	2,301,198	2,702,644	2,828,252	3,951,729	4,031,145	3,951,729	3,950,905	3,957,182	16.8%
Total Deposits ($000)	2,963,397	3,046,598	3,279,037	4,407,552	4,637,864	4,407,552	4,316,927	4,287,349	11.1%
Tangible Equity ($000) (1)	276,288	251,875	277,052	358,767	362,186	358,767	373,380	387,332	10.1%
Loans / Deposits (%)	78.6	89.6	86.9	90.6	87.7	90.6	92.5	93.2	
(Cash + Securities)/ Assets (%)	25.9	17.3	18.1	14.8	17.6	14.8	13.4	12.6	
TCE / TA (%) (1)	8.4	7.2	7.5	7.2	6.9	7.2	7.6	7.7	
Total Capital Ratio (%)	13.6	12.1	14.2	12.4	12.0	12.4	12.7	14.3	
Profitability									
Net Income ($000)	43,519	38,090	27,380	8,498	(4,337)	6,087	15,009	16,956	
ROAA (%)	1.41	1.12	0.74	0.19	(0.33)	0.47	1.20	1.36	
ROAE (%)	13.3	11.9	8.3	2.1	(3.6)	5.1	12.5	13.9	
Net Interest Margin (FTE) (%) (1)	2.99	3.02	2.54	2.84	3.28	3.27	3.46	3.69	
Efficiency Ratio (%) (1)	54.9	56.3	64.5	63.2	54.9	61.0	56.2	53.9	
Noninterest Inc/ Operating Rev (%)	13.7	12.6	13.9	13.5	12.4	12.6	12.2	15.3	
Noninterest Exp./ AA (%)	1.79	1.84	1.80	1.99	2.01	2.23	2.19	2.22	
Asset Quality (%)									
NPLs / Loans (%)	0.19	0.12	0.14	0.56	0.51	0.56	0.58	0.44	
NPAs / Assets (%)	0.15	0.10	0.11	0.46	0.41	0.46	0.47	0.34	
ACL / Loans (%)	1.22	1.01	0.77	1.05	0.97	1.05	1.03	1.02	
NCOs / Avg Loans (%)	0.03	0.02	0.10	0.03	0.01	0.09	0.09	0.00	
Yields and Costs (%)									
Yield on Total Loans and Leases (%)	3.94	4.04	4.81	5.62	6.09	5.90	5.92	6.07	
Yield on Debt and Equity Securities (%)	1.94	1.67	1.77	2.43	3.02	3.10	2.95	3.29	
Cost of Int-bearing Deposits (%)	0.37	0.57	2.32	2.82	2.91	2.75	2.46	2.41	
Cost of Funds (%)	0.35	0.51	1.91	2.40	2.46	2.34	2.05	2.07 (2)	

Note: Consolidated (GAAP) financial data as of June 30, 2025; operating revenue defined as net interest income plus noninterest income

(1) Tangible equity, TCE / TA, net interest margin (FTE), and efficiency ratio are non-GAAP financial measures; please see pages 24 and 25 for a reconciliation // (2) Consolidated average rate paid across total interest-bearing liabilities and noninterest-bearing deposits

21

Historical Consolidated Balance Sheet

($ in thousands)	Year-Ended December 31, 2019	2020	2021	2022	2023	2024	Quarter-Ended At June 30, 2025
Assets							
Cash and Cash Equivalents	$31,153	$228,192	$279,933	$37,868	$187,365	$135,851	$175,739
Available for Sale Securities	330,478	295,911	517,321	477,703	398,927	526,329	505,181
Held to Maturity Securities	7,656	7,225	71,213	91,179	84,851	78,184	75,137
Other Securities	10,624	5,535	4,185	9,740	5,278	12,650	2,494
Total Cash & Securities	379,911	536,863	872,652	616,490	676,421	753,014	758,551
Loans, net	1,915,563	2,150,638	2,300,790	2,702,644	2,828,002	3,951,729	3,956,635
Allowance for credit losses	22,677	27,344	28,383	27,472	21,895	41,776	40,890
Loans Held for Sale	986	837	408	–	250	–	547
Total Net Loans	1,916,549	2,151,475	2,301,198	2,702,644	2,828,252	3,951,729	3,957,182
Real Estate Owned and Held for Investment	7,351	7,196	6,509	5,567	5,015	18,651	16,867
Goodwill	63,370	63,370	63,370	63,370	63,370	75,986	75,986
Intangible Assets	1,565	960	468	105	–	34,197	30,778
Total Intangible Assets	64,935	64,330	63,838	63,475	63,370	110,183	106,764
Total Servicing Rights	738	838	882	914	870	1,304	1,218
Total Other Assets	105,843	123,100	124,404	164,425	168,361	256,776	267,297
Total Assets	**$2,475,327**	**$2,883,802**	**$3,369,483**	**$3,553,515**	**$3,742,289**	**$5,091,657**	**$5,107,879**
Liabilities							
Total Deposits	$1,971,489	$2,437,113	$2,963,397	$3,046,598	$3,279,037	$4,407,552	$4,287,349
Short-Term Borrowings	152,150	50,000	–	114,930	17,590	15,900	76,340
Long-Term Borrowings	32,733	14,769	2,711	555	25,000	98,637	103,449
Junior Subordinated Debt	–	–	–	–	–	8,039	8,088
Subordinated Debt	–	33,000	33,000	33,000	33,000	33,000	83,164
Total Other Liabilities	19,945	32,043	30,249	43,082	47,240	59,579	55,393
Total Liabilities	**$2,176,317**	**$2,566,925**	**$3,029,357**	**$3,238,165**	**$3,401,867**	**$4,622,707**	**$4,613,783**
Equity							
Common Equity	$299,010	$316,877	$340,126	$315,350	$340,422	$468,950	$494,096
Total Equity	**$299,010**	**$316,877**	**$340,126**	**$315,350**	**$340,422**	**$468,950**	**$494,096**
Tot Acc Other Comprehensive Inc	(3,205)	2,149	(5,514)	(56,336)	(44,351)	(40,695)	(34,988)
Total Liabilities and Equity	**$2,475,327**	**$2,883,802**	**$3,369,483**	**$3,553,515**	**$3,742,289**	**$5,091,657**	**$5,107,879**

Note: Consolidated (GAAP) financial data as of June 30, 2025

22

Historical Consolidated Income Statement Note: Consolidated (GAAP) financial data as of June 30, 2025 (1) For the three months ended June 30, 2025 // (2) Includes Realized Gain on Securities and Nonrecurring Revenue 23 Year-Ended December 31, Quarter-Ended(1) ($ in thousands) 2019 2020 2021 2022 2023 2024 2025Q2 Interest Income $93,381 $94,125 $94,057 $111,334 $149,851 $211,460 $65,335 Interest Expense 17,868 14,324 9,422 15,585 63,097 95,471 23,138 Net Interest Income $75,513 $79,801 $84,635 $95,749 $86,754 $115,989 $42,197 Provision for Credit Losses 6,100 7,400 1,750 (449) 196 19,088 (239) Total Noninterest Income (2) 15,120 16,642 25,636 11,845 14,133 18,172 6,247 Total Noninterest Expense 55,642 54,868 55,004 62,677 66,374 89,605 28,262 Acquisition related expenses – – – – 1,816 17,000 66 Net Income before Taxes $28,891 $34,175 $53,517 $45,366 $32,501 $8,468 $20,421 Provision for Taxes 3,155 4,821 9,998 7,276 5,121 (30) 3,465 Net Income $25,736 $29,354 $43,519 $38,090 $27,380 $8,498 $16,956 Memo: Realized Gain on Securities 155 912 2 (2,007) 70 133 (7) Memo: Nonrecurring Revenue – 600 12,153 – – – –

Non-GAAP Financial Measures

($ in thousands)

Reconciliation | TCE / TA, TBVPS, & ROATCE		2021Y	2022Y	2023Y	2024Y	2024Q2	2024Q3	2024Q4	2025Q1	2025Q2
Total Equity		$340,126	$315,350	$340,422	$468,950	$340,807	$475,051	$468,950	$481,854	$494,096
Less: Goodwill		63,370	63,370	63,370	76,325	63,370	76,958	76,325	75,986	75,986
Less: Other Intangible Assets, Net of MSRs		469	105	–	34,196	–	35,907	34,196	32,488	30,778
Tangible Equity		**$276,287**	**$251,875**	**$277,052**	**$358,429**	**$277,437**	**$362,186**	**$358,429**	**$373,380**	**$387,332**
Less: Preferred Equity		–	–	–	–	–	–	–	–	–
Tangible Common Equity	**[A]**	**$276,287**	**$251,875**	**$277,052**	**$358,429**	**$277,437**	**$362,186**	**$358,429**	**$373,380**	**$387,332**
Total Assets		$3,369,483	$3,553,515	$3,742,289	$5,091,657	$3,616,055	$5,360,138	$5,091,657	$4,999,358	$5,107,879
Less: Goodwill		63,370	63,370	63,370	75,986	63,370	76,958	76,325	75,986	75,986
Less: Other Intangible Assets, Net of MSRs		469	105	–	34,196	–	35,907	34,196	32,488	30,778
Tangible Assets	**[B]**	**$3,305,644**	**$3,490,040**	**$3,678,919**	**$4,981,475**	**$3,552,685**	**$5,247,273**	**$4,981,136**	**$4,890,884**	**$5,001,115**
TCE / TA	**[C] = [A] / [B]**	**8.36%**	**7.22%**	**7.53%**	**7.20%**	**7.81%**	**6.90%**	**7.20%**	**7.63%**	**7.74%**
Common Shares Outstanding (Actual)	**[D]**	**7,169,372**	**7,158,017**	**7,040,852**	**9,990,724**	**7,057,258**	**9,994,648**	**9,990,724**	**9,995,483**	**9,994,696**
TBVPS (Actual)	**[E] = [A] * 1000 / [D]**	**$38.54**	**$35.19**	**$39.35**	**$35.88**	**$39.31**	**$36.24**	**$35.88**	**$37.35**	**$38.75**
Net Income	**[F]**									**16,956**
Days in Quarter	[G]									91
Days in Year	[H]									365
Average Tangible Common Equity	**[I]**									**$383,484**
ROATCE	**[J] = ([F] / [G] * [H]) / [I]**									**17.73%**

Note: Consolidated (GAAP) financial data as of June 30, 2025

24

Non-GAAP Financial Measures

($ in thousands)

Reconciliation | NIM & Efficiency Ratio	2021Y	2022Y	2023Y	2024Y	2024Q2	2024Q3	2024Q4	2025Q1	2025Q2	2025Q2 YTD
Interest income (GAAP)	$94,057	$111,334	$149,851	$211,460	$38,376	$68,284	$65,803	$62,426	$65,335	$127,761
Plus: Adjustment to FTE	1,512	1,901	1,917	2,367	471	720	700	702	718	1,420
Interest income adjusted to FTE (non-GAAP)	**$95,569**	**$113,235**	**$151,768**	**$213,827**	**$38,847**	**$69,004**	**$66,503**	**$63,128**	**$66,053**	**$129,181**
Less: Interest expense	**$9,422**	15,585	63,097	95,471	19,460	29,040	27,292	22,878	23,138	46,016
Net interest income adjusted to FTE (non-GAAP)	**$86,147**	**$97,650**	**$88,671**	**$118,356**	**$19,387**	**$39,964**	**$39,211**	**$40,250**	**$42,915**	**$83,165**
Noninterest expense (GAAP)	$55,004	$62,677	$67,820	$106,726	$18,171	$35,502	$34,985	$27,353	$28,262	$55,615
Less: Amortization of intangible	491	363	105	3,367	–	1,665	1,702	1,683	1,684	3,367
Less: Acquisition related expenses	–	–	1,816	16,200	1,071	9,653	4,990	154	66	220
Noninterest expense (non-GAAP)	**$54,513**	**$62,314**	**$65,899**	**$87,159**	**$17,100**	**$24,184**	**$28,293**	**$25,516**	**$26,512**	**$52,028**
Noninterest income (GAAP)	$25,636	$11,845	$14,133	$18,336	$3,554	$5,722	$5,658	$6,256	$6,247	$12,503
Less: Net gains (losses) on equity securities	2	(31)	(11)	132	(12)	175	(23)	71	(7)	64
Less: Gains on sale of fixed assets	–	(1,976)	81	1	13	–	(12)	680	–	680
Less: Gain on sale of Visa Class B shares	12,153	–	–	–	–	–	–	–	–	–
NII (FTE) plus noninterest income (non-GAAP)	**$99,628**	**$111,502**	**$102,734**	**$136,559**	**$22,940**	**$45,511**	**$44,904**	**$45,755**	**$49,169**	**$94,924**
Average earning assets (GAAP)	2,877,110	3,232,891	3,495,974	4,162,208	3,410,818	3,925,169	4,162,208	4,658,837	4,665,649	4,662,260
Net interest margin adjusted to FTE (non-GAAP)	**2.99%**	**3.02%**	**2.54%**	**2.84%**	**2.28%**	**4.08%**	**3.78%**	**3.47%**	**3.69%**	**3.60%**
Efficiency ratio (non-GAAP)	**54.7%**	**55.9%**	**64.1%**	**63.8%**	**74.5%**	**53.1%**	**63.0%**	**55.8%**	**53.9%**	**54.8%**

Note: Consolidated (GAAP) financial data as of June 30, 2025

25

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